                          AIM INTERNATIONAL VALUE FUND
                              AIM REAL ESTATE FUND

                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)

                      Supplement dated September 18, 2001
      to the Statement of Additional Information dated September 11, 2000 as revised February 22, 2001 and as supplemented July 6, 2001,
                      August 1, 2001 and September 4, 2001



The following information replaces in its entirety the section appearing under the heading "INVESTMENT STRATEGIES AND RISKS -- INTERFUND LOANS":

     "INTERFUND LOANS

          Each Fund may lend up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC (for example, as of September 17, 2001, the SEC has temporarily permitted all mutual funds to lend up to 25% of their net assets). If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend their securities to other AIM Funds is subject to certain other terms and conditions."